Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Vion Pharmaceuticals, Inc.	Case No. 09-14429 (CSS)
Reporting Period: February 2010

Federal Tax I.D.# 13-3671221
CORPORATE MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	No
Copies of bank statements		No	No
Cash disbursements journals		No	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Post-petition Taxes	MOR-4	Yes	No
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Post-petition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	No
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Taxes Reconciliation and Aging	MOR-5	Yes	No
Payments to Insiders and Professional	MOR-6	Yes	No
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Yes	No
Debtor Questionnaire	MOR-7	Yes	No
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

/s/ Karen Schmedlin	March 19, 2010

Signature of Authorized Individual*	Date

Karen Schmedlin	Vice President, Finance, Chief Accounting Officer and Secretary

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Vion Pharmaceuticals, Inc.	Case No. 09-14429 (CSS)
Debtor	Reporting Period: February 2010
DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?	X (2)
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

(1)	Explanation for Question 6 — Certain Taxes (franchise tax) totaling $3,272 were paid during this reporting period pursuant to Court order. As such, Taxes paid have not been allocated between pre- and post-petition periods.

(2)	Explanation for Question 13 — Includes certain post-petition payables totaling $85,763 per MOR-4 which represent: (i) Retained Professional fees paid in March 2010 upon receipt of Court approval; (ii) amounts due under pre-petition contracts subject to rejection; or (iii) amounts due related to licensed technologies not sold which will be referred to Licensor for payment.
FORM MOR-7
2/2008

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: February 2010
MOR-1 — SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (UNAUDITED)

Account Description		Checking	Money Market	Investment	Utility Escrow	Current Month
Bank Account		Citibank	Citibank	UBS	Citibank	Actual
Bank Account	Petty Cash	xxx4853	xxx7468	xxx47KL	xxx2478	Total of
GL Account	1050-00	1041-00	1042-00	1060-00	1045-00	All Accounts

Cash, Beginning of Month	$400	$101,835	$50,011	$13,663,259	$4,367	$13,819,872

Receipts:
Interest Income			6	156		162
COBRA Receipts		389				389
Insurance Refunds		67,890				67,890
Vendor Rebate		41				41
Transfers (from DIP Accounts)		50,011				50,011

Total Receipts	$—	$118,331	$6	$156	$—	$118,493

Disbursements:
Payroll, Taxes and Benefits		$27,922		$270,443		$298,365
R&D Outside Tests, Services,Licenses & Supplies		1,403				1,403
Clinical Trials						—
Drug Storage and Handling						—
Professional Fees — Debtor		3,522		536		4,058
Professional Fees — Creditors Committee						—
US Trustee Fees						—
Facilities and Related		53,234				53,234
Sales, Use and Other Taxes and Licenses						—
Business Insurance						—
Business Travel		3,714				3,714
Shtudown Costs — Lab, Drug and Facilities		25,000				25,000
Transfers (to DIP Accounts)			50,011			50,011

Total Disbursements	$—	$114,795	$50,011	$270,979	$—	$435,785

Net Cash Flow	$—	$3,536	$(50,005)	$(270,823)	$—	$(317,292)

Cash, End of Month	$400	$105,371	$6	$13,392,436	$4,367	$13,502,580

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

Total Disbursements	$435,785
Less: Transfers to other DIP accounts	(50,011)
Plus: Estate disbursements made by outside sources	0

Total Disbursements for Calculating U.S. Trustee Quarterly Fees — Quarter-to-Date	$385,774
BANK RECONCILIATIONS AND CASH DISBURSEMENTS JOURNAL

Account Description	Checking	Money Market	Investment	Utility Escrow
Bank Account	Citibank	Citibank	UBS	Citibank
Bank Account	xxx4853	xxx7468	xxx47KL	xxx2478
GL Account	1041-00	1042-00	1060-00	1045-00

Balance per Books	$105,371	$6	$13,392,436	$4,367
Deposit-in-Transit	$(388)
Outstanding Checks	$27,907

Balance per Bank	$132,890	$6	$13,392,436	4,367

Vion Pharmaceuticals, Inc. (the “Debtor”) hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and cash disbursements journal. Such documents are available upon request. The Debtor’s standard practice is to insure that each bank account is reconciled to monthly bank statements for each calendar month within 20 days after month end.
I attest that each of the Debtor’s bank accounts for the period is reconciled to the bank statements and that all cash disbursements are summarized in MOR 1.
On behalf of Vion Pharmaceuticals, Inc.:

/s/ Karen Schmedlin Karen Schmedlin
Vice President, Chief Accounting Officer and Secretary

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: February 2010
MOR-2 — STATEMENT OF OPERATIONS (UNAUDITED)

		Cumulative from
	For the Month	12/17/09 (Petition
	of February	Date) through
	2010	2/28/10

Technology License Revenues	$—	$51

Operating Expenses:
Payroll, taxes and benefits	267,008	883,389
Drug storage, lab supplies	2,492	15,063
Facilities-rent,maintenance, postage, supplies	54,478	138,423
Shutdown costs-facilities, lab and drug disposal	50,580	50,580
Clinical trials expense	(15,280)	385,177
Professional fees	32,428	49,273
Insurance expense	36,204	128,242
Taxes	(2,342)	(2,341)
Travel	3,378	9,012
Other	—	(12,206)
Noncash depreciation and stock compensation expense	13,054	43,755

Total Operating Expenses	442,000	1,688,367

Operating Loss	(442,000)	(1,688,316)
Interest Income	(134)	(547)

Loss Before Reorganization Items and Taxes	$(441,866)	$(1,687,769)

Reorganization Items:
Professional fees	147,754	532,643
US Trustee fees	0	975

Loss before Taxes	$(589,620)	$(2,221,387)
State Income Taxes	0	250

Net Loss	$(589,620)	$(2,221,637)

The statements of operations for the periods are unaudited and do not reflect all adjustments necessary to represent results for the periods in accordance with Generally Accepted Accounting Principles in the United Stated (“GAAP”). The Debtor prepares financial statements on a quarterly basis and as such the interim periods above may also include quarter-end adjustments that do not relate solely to the period above.

In re Vion Pharmaceuticals, Inc. Debtor	Case No.: 09-14429 (CSS) Reporting Period: February 2010
MOR-3 — BALANCE SHEETS (UNAUDITED)

	2/28/2010	12/17/2009

Assets:
Cash and cash equivalents	$13,502,580	$14,368,704
Available-for-sale securities	14,563	19,938
Miscellaneous receivables	359	58,522
Prepaid expenses	130,242	270,524
Property and equipment, net	135,791	178,197
Security deposits	25,000	25,000

Total Assets	$13,808,535	$14,920,885

Liabilities Not Subject to Compromise (Post-petition): (1)
Accounts payable	$409,212	$—
Taxes payable	88	31,057
Accrued clinical trials expense	390,047	—
Accrued payroll and benefits	139,712	2,017
Accrued professional fees	324,127	35,970
Other accrued liabilities	1,469	—

Total Liabilities Not Subject to Compromise (Post-petition)	1,264,655	69,044

Liabilities Subject to Compromise (Pre-petition): (1)
Senior notes	60,000,000	60,000,000
Interest payable	1,562,917	1,562,917
Accounts payable	389,259	305,721
Taxes payable	—	—
Accrued clinical trials expense	3,343,320	3,492,947
Accrued payroll and benefits	—	—
Accrued professional fees	—	—
Other accrued liabilities	3,085	19,295

Total Liabilities Subject to Compromise (Pre-petition)	65,298,581	65,380,880

Shareholders’ Equity:
Common stock	80,545	80,825
Additional paid-in-capital	215,550,539	215,548,909
Other Comprehensive Income	14,563	19,937
Accumulated deficit	(268,400,348)	(266,178,710)

Total Shareholders’ Equity	(52,754,701)	(50,529,039)

Total liabilities and shareholders’ equity	$13,808,535	$14,920,885

These balance sheets are unaudited and do not reflect all adjustments necessary to represent the Debtor’s financial position in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”).

(1)	Amounts and classification of Liabilities as “subject to compromise” and “not subject to compromise” are subject to change.

In re Vion Pharmaceuticals, Inc. Debtor	Case No.: 09-14429 (CSS) Reporting Period: February 2010
MOR-4 — STATUS OF POST-PETITION TAXES

		Amount Withheld
	Beginning Tax	and/or Accrued	Amount Paid	Dates Paid(1)	Check # or EFT	Other Adjustment	Ending Tax

Federal:
Withholding (1)	$—	$54,399	$(54,399)	2/9/10 and 2/24/10	(1)		$—
FICA-Employee (1)	—	19,355	(19,355)	2/9/10 and 2/24/10	(1)		—
FICA-Employer, net of COBRA Subsidy Credit (1)	—	17,702	(17,702)	2/9/10 and 2/24/10	(1)		—
Unemployment (1)	—	98	(98)	2/9/10 and 2/24/10	(1)		—
Income (2)	—						—

Total Federal	$—	$91,554	$(91,554)				$—

State and Local:
Withholding (1)	$—	$12,312	$(12,312)	2/9/10 and 2/24/10	(1)		$—
Unemployment (1)	—	2,562	(2,562)	2/9/10 and 2/24/10	(1)		—
Income (3)	—		—				—
Sales and Use (4)	1	87	—				88
Real Property (5)	—		—				—
Personal Property (6)	—		—				—
Other: Franchise Tax (7)	5,700		(3,272)	2/25/10	(7)	(2,428)	—

Total State and Local	$5,701	$14,961	$(18,146)			$(2,428)	$88

Total Taxes	$5,701	$106,515	$(109,700)			$(2,428)	$88

(1)	Semi-monthly payroll processing including remission of payroll taxes is outsourced. The Debtor made the payroll/tax wires to its payroll processing company on 2/9/10 and 2/24/10 and the related federal and state tax deposits were made timely by its payroll processing company.

(2)	Debtor does not have 2009 and 2010 Federal income tax liabilities due to net tax losses.

(3)	Debtor recorded prepetition a provision for estimated 2009 state income minimum taxes of $250. Also, in January 2010, it recorded a provision for estimated 2010 state income taxes of $250. Such taxes will be computed and credited against income tax carryforward of $5,000 per 2008 return as part of its 2009 and 2010 state income tax returns due under extension October 1, 2010 and 2011, respectively.

(4)	Ending tax represents estimated state use tax accrual for January and February 2010 which is payable with Debtor’s Q1 2010 use tax return due April 30, 2010. represents state use tax accrual for January and February 2010 which is due April 30, 2010.

(5)	Real estate taxes related to Debtor’s leased premises were invoiced and paid in January 2010 pursuant to Court Order. Next payment is due July 1, 2010.

(6)	Personal property taxes were invoiced and paid in January 2010 pursuant to Court Order. Next payment is due July 1, 2010.

(7)	2009 DE franchise tax filing was made in February 2010 with balance due of $3,272 pursuant to Court Order. As such, the amount paid was not allocated between pre-and post-petition periods. An adjustment of $2,428 was recorded to reduce the estimated liability to the actual amount paid.
Vion Pharmaceuticals, Inc. (the “Debtor”) hereby submits this attestation regarding post-petition taxes in lieu of providing copies of tax payment receipts and tax returns filed. Such documents are available upon request.
I attest that tax returns have been filed in accordance with federal, state and city requirements for the period. Taxes payments made for the period are summarized in MOR-1.
On behalf of Vion Pharmaceuticals, Inc.:

/s/ Karen Schmedlin
Karen Schmedlin
Vice President, Chief Accounting Officer and Secretary

In re Vion Pharmaceuticals, Inc.	Case No.:	09-14429 (CSS)
Debtor	Reporting Period:	February 2010
MOR-4 (continued) — SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total

Accounts Payable (1)	$323,449	$85,763				$409,212
Accrued Taxes	88					88
Accrued Payroll, Taxes and Benefits	139,712					139,712
Accrued Clinical Trials Expense	390,047					390,047
Accrued Professional Fees	324,127					324,127
Accrued Other Expenses	1,469					1,469

Total Post Petition Debt	$1,178,892	$85,763	$—	$—	$—	$1,264,655

(1)	See attached aging of post-petition accounts payable as of 2/28/2010.

In re Vion Pharmaceuticals, Inc.	Case No.:	09-14429 (CSS)
Debtor	Reporting Period:	February 2010
MOR-4 (continued) — AGING OF POST-PETITION ACCOUNTS PAYABLE

Vendor Name	Current	0 - 30 days	31 - 60 days	61 - 90 days	Over 90 days	Total

Airgas East	124.41					124.41
Almac Clinical Services (2)	1,469.04	716.98				2,186.02
American Express	1,190.00					1,190.00
American Express	1,099.12					1,099.12
American Express	28.50					28.50
American Express	379.01					379.01
AON Risk Services, Inc. of CT	10,700.16					10,700.16
A T & T	1,192.20					1,192.20
AT & T Mobility	1,986.77					1,986.77
A T & T	1,562.21					1,562.21
Avaya, Inc.	515.38					515.38
Clean Harbors Environmental Service Inc	25,579.60					25,579.60
Covance Labs	5,000.00					5,000.00
Delaware Claims Agency, LLC	4,672.78					4,672.78
Delaware Secretary of State	3,272.08					3,272.08
Federal Express	300.17					300.17
Fulbright & Jaworski L.L.P. (1)	106,143.91	63,197.70				169,341.61
GE Capital	5,936.88					5,936.88
Giamalis & Company	515.00					515.00
Graebel Companies Inc.	180.00					180.00
Hyman, Phelps & McNamara, P.C.	675.00					675.00
IngeniX division i3 Research (2)	50,074.64	21,063.17				71,137.81
Iron Mountain	1,521.25					1,521.25
Dr. Ivan King	600.00					600.00
Law Office of Albert Wai-Kit Chan, PLLC (3)	3,429.50	785.50				4,215.00
MegaPath Inc.	313.54					313.54
Newman’s Cleaning Service, Inc.	700.00					700.00
Pitney Bowes Global Financial Serv.	12.40					12.40
Premiere Global Services	272.95					272.95
Premier Supplies	90.10					90.10
PR Newswire Association, LLC	1,152.00					1,152.00
Richards, Layton & Finger	82,825.11					82,825.11
Science Park Development Corp.	4,964.47					4,964.47
Thomson Reuters (Markets) LLC	1,065.84					1,065.84
UHY Advisors NE, LLC	3,414.78					3,414.78
The United Illuminating Company	105.96					105.96
Verizon Wireless	-16.03					-16.03
Xu Kevin Lin	400.00					400.00

Total	323,448.73	85,763.35				409,212.08

(1)	Amounts shown in 0-30 day column for Retained Professional was paid in March upon receipt of Court approval.

(2)	Amounts shown in 0-30 day column relate to pre-petition contracts which are subject to rejection.

(3)	Amount shown in 0-30 day column relates to licensed technologies not sold and will be referred to Licensor for potential payment.

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: February 2010
MOR-5 — ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
The Debtor did not have any accounts receivable during the period.
MOR-5 — TAXES RECONCILIATION AND AGING

	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total

Total Taxes Payable	$88					$88

Total Accounts Payable (1)	$323,449	$85,763				$409,212

(1)	See MOR-4 for aging of post-petition accounts payable as of 2/28/10.

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: February 2010
MOR-6 — PAYMENTS TO INSIDERS AND PROFESSIONALS

	INSIDERS
			Total Paid
		Amount Paid	Post-Petition	Total Unpaid
Name	Type of Payment	for Period	To Date	Post-Petition

Ann Cahill	Salary	$13,274.34	$33,891.86	$—
Howard B. Johnson	Salary	16,184.99
	Flexible spending account reimbursement	500.00
	Commuting reimbursement	1,164.34

	Total	17,849.33	46,607.79	—

Alan Kessman	Salary	18,878.47
	Travel reimbursement	1,685.14
	Flexible spending account reimbursement	3,374.69

	Total	23,938.30	63,190.62	—

Ivan King	Salary	14,439.18	36,695.48	—
Karen Schmedlin	Salary	11,523.26	29,746.64
James Tanguay	Salary	6,890.87		—
	Vacation	6,014.61

	Total	12,905.48	23,564.10

Total Payments to Insiders		$93,929.89	$233,696.49	$—

	PROFESSIONALS
				Total Paid	Total Incurred
	Date of Court Order	Amount	Amount Paid	Post-Petition	and Unpaid
Name	Authorizing Payment	Approved	for Period	to Date	Post-Petition

Fulbright & Jaworski LLP			$—	$—	$316,529	(3)
Richards, Layton and Finger PA			—	—	194,817	(4)
Delaware Claims Agency LLC	12/21/2009	(1)	—	3,027.12	8,573	(5)
Ernst & Young, LLP	2/17 and 2/18/2010	(2)	—	—	57,908	(6)

Total Payments to Professionals			$—	$3,027.12	$577,827

(1)	For approved fees and expenses, see Schedule A to the Services Agreement dated 12/8/2009 filed with Retention Application on 12/17/2009.

(2)	For approved fees and expenses, see Engagement Letters included in Retention Applications filed 1/4/2010 and 2/1/2010.

(3)	Amount represents fees and expenses billed for the period from 12/17/09-2/28/10.

(4)	Amounts represents fees and expenses billed for the period from 12/17/09-1/31/10 and estimated fees for 2/1-2/28/10, before applying retainer of $48,211.

(5)	Amount represents fees and expenses billed for the period 1/1/10-2/28/10.

(6)	Amount represents fees and expenses billed for the period from 12/17/09-1/31/10.